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                                                                      Exhibit 23

INDEPENDENT AUDITORS' CONSENT

P. H. Glatfelter Company:

We consent to the incorporation by reference in the Registration Statements of
P. H. Glatfelter Company on Form S-8 (Registration Nos. 33-25884, 33-37198, 33-49660, 33-53338, 33-54409, 33-62331, 333-12089, 333-26587, 333-34797,
333-53977 and 333-66991) of our report dated February 26, 1999, appearing in this Annual Report on Form 10-K of P.H. Glatfelter Company for the year ended December 31, 1998.


/s/ Deloitte & Touche LLP

Philadelphia, Pennsylvania
March 19, 1999